Exhibit 10.33
Second Amendment to
Contribution and Asset Transfer Agreement
Dated as of October 24, 2005
By and among
IntercontinentalExchange, Inc.
Continental Power Exchange, Inc.
and
Jeffrey C. Sprecher

Second Amendment to
Contribution and Asset Transfer Agreement
     This Second Amendment to Contribution and Asset Transfer Agreement (this “Amendment”) is entered into as of October 24, 2005 and is by and among IntercontinentalExchange, Inc., a Delaware corporation (“ICEX”), Continental Power Exchange, Inc., a Delaware corporation (“CPEX”) and Jeffrey C. Sprecher (“Sprecher”).
W I T N E S S E T H
     WHEREAS, IntercontinentalExchange, LLC, a Delaware limited liability company, CPEX and Sprecher are the parties to that certain Contribution and Asset Transfer Agreement dated as of May 11, 2000 (the “Agreement”) and the First Amendment to the Agreement dated as of May 17, 2000;
     WHEREAS, ICEX is the successor to IntercontinentalExchange, LLC;
     WHEREAS, the parties hereto (the “Parties”) wish to amend the Agreement further as hereinafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on the terms and subject to the conditions herein set forth, the Parties, intending to be bound, hereby agree as follows:
     Section 1. Amendment of Agreement. The Agreement is hereby amended as follows, effective immediately upon the closing of the initial public offering of common stock of ICEX:
     (a) The provisions of Section 5.2 of the Agreement are hereby terminated, and the rights of CPEX and the obligations of ICEX set forth therein shall expire and be of no further force and effect.
     (b) Article VI of the Agreement is hereby amended to read as set forth in Appendix A attached hereto.
     (c) Section 7.7 is hereby amended to read as follows:
     7.7. Assignability. This Agreement shall not be transferable or assignable, nor shall any obligations hereunder be delegable, by CPEX or ICEX, without the prior written consent of the other parties, and any such purported transfer, assignment or delegation without the prior written consent of such other parties shall be null and void; provided, however, that CPEX may assign its rights under Article VI to Sprecher or any other person directly or indirectly controlled by Sprecher to which any portion of the CPEX Interest (as defined in Section 6.1) is transferred. Any such assignment must either carry with it all of CPEX’s rights under Article VI or must provide that the assigned rights may be exercised only in parallel with the exercise of the retained rights and with any rights assigned to a third person. As an illustration of this principle, if CPEX assigns half of the

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CPEX Interest to Sprecher, together with the related rights, and Sprecher demands registration, that will use up one of the two permitted demands under Section 6.3. However, if CPEX demands registration at the same time as Sprecher, there will still be one permitted demand remaining.
     (d) Section 8.1(h) is hereby amended to read as follows:
     (h) “Employment Agreement” means the Employment Agreement between ICEX and Sprecher, with an initial term commencing September 27, 2004.
     Section 2. Expenses. Notwithstanding the provisions of Section 7.10 of the Agreement, within 45 days following execution of this Agreement, ICEX shall reimburse CPEX and Sprecher for their respective out-of-pocket costs and expenses (including reasonable fees and expenses of counsel and valuation consultants) incurred in negotiating this Agreement and related matters, upon presentation by CPEX and Sprecher of appropriate documentation therefor.
     Section 3. Effect. Except as amended hereby, the Agreement shall remain in full force and effect in all respects.
     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law provisions thereof.
     Section 5. Counterparts. This Amendment may be executed in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Parties have hereunto signed their names in the space provided below.

IntercontinentalExchange, Inc.

By: /s/ Judith A. Sprieser
Name: Judith A. Sprieser
Title: Director

Continental Power Exchange, Inc.

By: /s/ Jeffrey C. Sprecher
Name: Jeffrey C. Sprecher
Title: Chief Executive Officer

/s/ Jeffrey C. Sprecher
Jeffrey C. Sprecher

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Second Amendment to
Contribution and Asset Transfer Agreement
APPENDIX A
ARTICLE VI.
CPEX REGISTRATION RIGHTS
     6.1. Definitions.
     As used in this Article VI, the following terms have the following meanings:
     (a) CPEX Interest” means the Interest (including, for purposes of this Article VI, all shares or other securities or interests in ICEX or any successor which may be granted or exchanged in respect of the Interest), less any portion of the Interest held by CPEX subject to an option on the part of, or otherwise held for the benefit of, any persons who were employees of CPEX prior to May 1, 2000.
     (b) “Date of Termination” means the date of the termination of Sprecher’s employment under the Employment Agreement.
     (c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form that permits significant incorporation by reference to a company’s filings under the Securities Exchange Act of 1934, as amended.
     (d) “SEC” means the Securities and Exchange Commission.
     (e) “Securities Act” means the Securities Act of 1933, as amended.
     6.2 Piggyback Rights. At any time after the Date of Termination, in the event that ICEX proposes to register any equity securities of ICEX under the Securities Act, ICEX shall promptly provide CPEX written notice of such proposed registration. If requested in writing by CPEX no later than twenty (20) days after its receipt of the notice of ICEX specified in the preceding sentence, ICEX shall include in its registration statement all of the CPEX Interest that CPEX has requested to be registered in such proposed public offering, subject to underwriter cutbacks on a pro rata basis with respect to the inclusion in such registration of securities other than primary securities.
     6.3 Registration. At any time after the Date of Termination, CPEX shall have the right to demand in writing on no more than two occasions that ICEX effect a registration, on such form that ICEX is then qualified to use, of that portion of the unregistered CPEX Interest requested by CPEX; provided, that (i) ICEX shall not be obligated to effect any such registration for any portion of the CPEX Interest having an anticipated aggregate offering price of less than $1,000,000, and (ii) at least one of the two occasions must be a registration on Form S-3.

     6.4 Delay. ICEX may delay the filing or effectiveness of any registration statement requested to be filed pursuant to Section 6.3 for a period of up to seventy-five (75) days after the date of a request for registration if (i) at the time of such request ICEX is engaged, or will engage within sixty (60) days of the time of such request, in an underwritten public offering of its securities right in which CPEX has piggyback rights under Section 6.2; (ii) ICEX determines in good faith that it is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of ICEX or concerning pending or threatened litigation and disclosure of such information would jeopardize any such transaction or litigation or otherwise materially harm ICEX, or (iii) the Board of Directors of ICEX determines in its good faith judgment that it would otherwise be seriously detrimental to ICEX and its equity holders for such registration statement to be filed and it is therefore prudent to defer the filing of such registration statement; provided, however, that ICEX may not exercise such deferral right pursuant to this subclause (iii) on the ground of the identity of the seller or more than twice in any twelve (12) month period.
     6.5 Termination. The right conferred on CPEX pursuant to Section 6.3 to demand that ICEX effect a registration shall terminate and be of no further force or effect upon the first to occur of (i) the CPEX Interest having become eligible for resale in reliance on Rule 144(k) under the Securities Act or (ii) such time as CPEX no longer holds any portion of the unregistered CPEX Interest. If CPEX demands registration pursuant to Section 6.3 before the CPEX Interest has become eligible for resale in reliance on Rule 144(k), the registration need not occur prior to the CPEX Interest becoming eligible for resale in reliance on Rule 144(k), but ICEX must nonetheless perform the obligations related to a timely demand pursuant to Section 6.3 even if the CPEX Interest becomes eligible for resale in reliance on Rule 144(k) before such registration becomes effective.
     6.6 Reasonable Efforts. Whenever required under Section 6.3 to effect the registration of the CPEX Interest, ICEX shall use its commercially reasonable efforts to:
     (a) prepare and file with the SEC within seventy-five (75) days a registration statement (or thirty (30) days if such registration is on
Form S-3) with respect to the CPEX Interest and as expeditiously as reasonably possible cause such registration statement to become effective, and, upon the request of CPEX, keep such registration statement effective for up to ninety (90) days (or sooner if all securities covered by such registration statement have been earlier sold).
     (b) as expeditiously as reasonably possible prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for such period of time as the registration statement remains effective.
     (c) furnish to CPEX such numbers of copies of a prospectus including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the CPEX Interest.

     (d) use its best efforts to register and qualify the securities covered by such registration statement under the securities or Blue Sky laws of such state jurisdictions as shall be reasonably requested by CPEX; provided, however, that ICEX shall not be required to consent to general service of process for all purposes or qualify as a foreign corporation in any jurisdiction where it is not then qualified, or to register or qualify the CPEX Interest in any jurisdiction which would require ICEX to amend its constituent documents or covenant or undertake to do any other act or make any other change regarding its capitalization or equity ownership.
     (e) (i) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and (ii) in the event any broker or brokers are engaged by CPEX to assist in the sale of the proposed registered CPEX Interest, cooperate with CPEX and such brokers in effecting such sale or sales, including (without limitation) by the provision of any documents, opinions of counsel or other information reasonably requested by CPEX or such brokers.
     (f) during the period of time that such registration statement remains effective, notify CPEX as expeditiously as reasonably possible at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances in which they were made, not misleading.
     (g) cause the CPEX Interest to be listed on the securities exchange or interdealer quotation system on which similar securities issued by ICEX then primarily trade; provided that ICEX then meets or is reasonably capable of meeting the eligibility requirements for such exchange or system.
     (h) provide a transfer agent and registrar for the CPEX Interest registered pursuant hereunder and a CUSIP number therefor, in each case not later than the effective date of such registration.
     (i) pay (so far as is lawful) all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 6.2 or 6.3, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for ICEX and CPEX; provided, however, that under all circumstances (except as provided in the following proviso) all underwriting discounts, brokers’ fees, selling commissions, income and transfer taxes and legal fees and expenses of counsel to CPEX shall not be borne by ICEX but shall be borne solely by CPEX; provided further, that notwithstanding the foregoing, (A) subject to the limitations set forth in clauses (B), (C) and (D) below, ICEX shall pay (less applicable withholding taxes) all underwriting discounts, brokers’ fees and selling commissions incurred by CPEX in connection with sales of any portion of the CPEX Interest pursuant to any registrations, filings or qualifications under Section 6.2 or 6.3 during the 12-month period following the Date of Termination, (B) if the underwriter is chosen by ICEX, ICEX’s obligations under the foregoing clause (A) shall be subject to a $4,500,000 overall limit for all such underwriting discounts, brokers’ fees and selling commissions incurred by CPEX related to the underwriting, (C) if the underwriter is not chosen by ICEX, the $4,500,000 limit referred to in the foregoing clause (B) shall be $3,000,000, and (D) the $3,000,000 limit referred to in the foregoing clause (C) (to the extent applicable) shall be further reduced to $2,400,000 if ICEX terminates Sprecher’s employment for “Cause,” Sprecher terminates his employment without “Good Reason” and not for death or “Disability” (with Cause, Good Reason and Disability having the meanings given in the Employment Agreement) or Sprecher violates Section 5.7 (Non-Compete) of the Employment Agreement.
     6.7 Conditions. ICEX shall not be obligated to effect the registration of the CPEX Interest unless CPEX consents and adheres to customary conditions of a reasonable nature that are imposed by ICEX, including, but not limited to, the following:
     (a) conditions prohibiting the sale of the CPEX Interest by CPEX until the registration is effective; provided, however, that nothing in this Agreement shall prohibit CPEX from effecting sales pursuant to Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act either before or after effectiveness of a registration pursuant to Section 6.2 or 6.3;
     (b) conditions requiring CPEX to comply with all provisions of the Securities Act and the Exchange Act of 1934, as amended, including, but not limited to, the prospectus delivery requirements of the Securities Act, and to furnish ICEX with information about sales made in the public offering;
     (c) conditions prohibiting CPEX from effecting sales upon receipt of notice from ICEX that ICEX is required to correct or update the registration statement, until such time as ICEX has completed the necessary correction or updating;
     (d) conditions requiring CPEX to provide ICEX on a timely basis with such information and materials as ICEX may reasonably request in order to effect the applicable registration; and
     (e) in the event of any underwritten public offering, conditions requiring CPEX to enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.
     6.8 Brokerage. ICEX shall pay (less applicable withholding taxes) all reasonable brokers’ fees and selling commissions incurred by CPEX in connection with any sales of any portion of the CPEX Interest during the 12-month period following the Date of Termination, other than sales pursuant to a registration pursuant to Section 6.2 or 6.3.

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